UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				May 16, 2023

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan
On February 21, 2023, the Board of Directors (the "Board") of NACCO Industries, Inc. ("NACCO" or the "Company") adopted NACCO Industries, Inc. Amended and Restated Executive Long-Term Incentive Compensation Plan (effective March 3, 2023) (the "Amended Long-Term Equity Plan") for the benefit of executive employees of NACCO and its subsidiaries. Prior versions of the plan document were previously approved by stockholders, most recently in 2021 (the "Current Plan"). The Amended Long-Term Equity Plan replaces the Current Plan.

In approving the Amended Long-Term Equity Plan, the Board made the following material changes, along with certain other immaterial and clarifying changes, to the Current Plan:

•Increase in Shares Available for Awards: Effective March 1, 2023, the number of Class A Common shares under the Amended Long-Term Equity Plan is 800,000.

•Award Recovery: The Current Plan was amended to clarify the Board’s authority to recover all or part of any award pursuant to a policy established by the Compensation and Human Capital ("CHC") Committee in accordance with applicable regulatory or securities registration standards.

•Extension of Plan Term: The Current Plan provides that no Award Shares may be issued or transferred under the Current Plan on or after March 1, 2031. The Amended Long-Term Equity Plan provides that no Award Shares may be issued or transferred under the Amended Long-Term Equity Plan on or after March 1, 2033.

The Amended Long-Term Equity Plan was effective March 1, 2023 but the issuance of Class A Common with respect to target awards granted for performance periods beginning on or after January 1, 2023 was subject to the approval of the plan by the stockholders of NACCO. The stockholders of NACCO approved the Amended Long-Term Equity Plan on May 16, 2023.

In general, the Amended Long-Term Equity Plan will be administered by the CHC Committee of the Board and will enable the CHC Committee to provide awards to salaried employees of the Company and its wholly owned subsidiaries on a U.S. payroll who, in the judgment of the CHC Committee, occupy executive positions in which their efforts may contribute to the interests of the Company.

As of March 1, 2023, 1,688 employees are in the class of eligible participants for the Amended Long-Term Equity Plan. The CHC Committee approves Amended Long-Term Equity Plan participants, the performance period, and applicable performance objectives for each award. The basis for participation in the Amended Long-Term Equity Plan by eligible persons is the selection of such persons by the CHC Committee or its delegate in its discretion.

The Amended Long-Term Equity Plan authorizes our CHC Committee to provide performance-based award opportunities that are payable partly in cash and partly in Class A Common shares for the purpose of providing certain key employees incentives and rewards for performance. Under no circumstances will the amount paid to any participant in a single calendar year as a result of awards under the Amended Long-Term Equity Plan (including the fair market value of any Award Shares) exceed the greater of (i) $12 million or (ii) the fair market value of 500,000 Award Shares, determined at the time of payment.

On February 21, 2023, the CHC Committee adopted performance objectives and targets for the awards that may be earned for the one-year performance period ending December 31, 2023. The following chart shows the anticipated target awards for 2023:

Name and Position	Target Award ($)
J.C. Butler, Jr. - President and CEO	$1,336,960
Carroll Dewing - Vice President - Operations	$213,070
John Neumann - Vice President, General Counsel and Secretary	$182,800
Executive Group (6 persons)	$336,815
Non-Executive Director Group (11 persons)	$1,250,000
Non-Executive Employee Group (1,688 persons)	$---

The Amended Long-Term Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Amended Long-Term Equity Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.
NACCO held its Annual Meeting of Stockholders (the "Annual Meeting") on May 16, 2023. Reference is made to the Company’s 2023 Proxy Statement (the "Proxy Statement") filed with the Securities Exchange Commission on April 5, 2023 for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following twelve nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	20,348,752	48,269	487,685
John S. Dalrymple, III	18,983,852	1,413,169	487,685
John P. Jumper	18,503,204	1,893,817	487,685
Dennis W. LaBarre	18,646,260	1,750,761	487,685
Michael S. Miller	18,984,593	1,412,428	487,685
Alfred M. Rankin, Jr.	19,118,158	1,278,863	487,685
Matthew M. Rankin	19,484,561	912,460	487,685
Roger F. Rankin	19,476,546	920,475	487,685
Lori J. Robinson	18,984,856	1,412,165	487,685
Valerie Gentile Sachs	20,383,532	13,489	487,685
Robert S. Shapard	19,848,674	548,347	487,685
Britton T. Taplin	19,484,910	912,111	487,685

Proposal 2 - The stockholders approved the NACCO Industries, Inc.'s Amended and Restated Executive Long-Term Incentive Compensation Plan:

For	19,443,785
Against	831,460
Abstain	121,776
Broker Non-Votes	487,685

Proposal 3 - The stockholders approved, on an advisory basis, the Company's Named Executive Officer Compensation:

For	18,878,373
Against	1,393,927
Abstain	124,721
Broker Non-Votes	487,685

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public
Accounting Firm of NACCO for 2023:

For	20,839,167
Against	38,422
Abstain	7,117

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits
10.1	NACCO Industries, Inc.'s Amended and Restated Executive Long-Term Incentive Compensation Plan (effective March 1, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2023		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller